                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2000
                                                         ----------------

                                    IGI, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    001-08568               01-0355758
-------------------------------------------------------------------------------
(State or other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

105 LINCOLN AVENUE, BUENA, NEW JERSEY                             08310
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (856) 697-1441
                                                    --------------

                                 NOT APPLICABLE
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

          The Registrant is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as exhibits hereto employment letters by the Registrant to John Ambrose, the Registrant's President and Chief Executive Officer, regarding Mr. Ambrose's compensation.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)       Financial Statements of Businesses Acquired.

                    None.

          (b)       Pro Forma Financial Information.

                    None.

          (c)       Exhibits.

                    Exhibit No.              Description
                    ----------               -----------

                       99.1      Letter to John Ambrose dated February 7, 2001.

                       99.2      Letter to John Ambrose dated December 6, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IGI, INC.

Dated: April 22, 2002                   By: /s/ Domenic N. Golato
                                            -----------------------------------
                                            Name:  Domenic N. Golato
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

   99.1                  Letter to John Ambrose dated February 7, 2001.

   99.2                  Letter to John Ambrose dated December 6, 2000.



                                       3